UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 3, 2014
CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
11 Greenway Plaza, Suite 2400, Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (713) 354-2500
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On September 3, 2014, Camden Property Trust, a Texas real estate investment trust (the "Company"), entered into an underwriting agreement (the "Underwriting Agreement") with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Jefferies LLC, for themselves and Representatives of the several Underwriters named therein (the "Underwriters"), pursuant to which the Company agreed to issue and sell to the Underwriters $250,000,000 aggregate principal amount of its 3.50% Notes due 2024 (the "Notes"), which issuance and sale is scheduled to close on September 10, 2014. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and incorporated by reference herein.
The offering of the Notes is described in the Company's Prospectus Supplement dated September 3, 2014 to the Company's Prospectus dated August 7, 2014. The Notes will be issued pursuant to the Company's existing shelf registration statement.
After deducting underwriting discounts and other offering expenses, the net proceeds from the sale of the Notes will be approximately $245.7 million. The Company intends to use the net proceeds to repay the outstanding balance on its unsecured line of credit and other short-term borrowings and for general corporate purposes, which may include property acquisitions and development in the ordinary course of business, capital expenditures and working capital. In the ordinary course of their respective businesses, the underwriters and their affiliates have engaged, and may in the future engage, in commercial banking and/or investment banking transactions with the Company and its affiliates for which they have received, and may in the future receive, customary fees. U.S. Bank National Association, an affiliate of U.S. Bancorp Investments, Inc., one of the Underwriters, is serving as the trustee under the indenture under which the Notes will be issued. Affiliates of certain of the Underwriters are lenders under the Company's unsecured line of credit and/or other short-term borrowings. Such underwriters or affiliates will, therefore, receive a portion of the net proceeds of the Notes through any repayment of borrowings on the unsecured line of credit and/or other short-term borrowings, as the case may be.

Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit

Number	Title

1.1*
Form of Underwriting Agreement among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Jefferies LLC, for themselves and as Representatives of the several Underwriters named therein dated September 3, 2014.

5.1*	Opinion of Locke Lord LLP as to the legality of the securities being registered

8.1*	Opinion of Locke Lord LLP as to certain tax matters

23.2	Consent of Locke Lord LLP (included in Exhibit 5.1 hereto)

23.3	Consent of Locke Lord LLP (included in Exhibit 8.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2014
CAMDEN PROPERTY TRUST

By: /s/ Michael P. Gallagher
Michael P. Gallagher
Senior Vice President-Chief Accounting Officer

EXHIBIT INDEX

Exhibit

Number	Title

1.1*
Form of Underwriting Agreement among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Jefferies LLC, for themselves and as Representatives of the several Underwriters named therein dated September 3, 2014.

5.1*	Opinion of Locke Lord LLP as to the legality of the securities being registered

8.1*	Opinion of Locke Lord LLP as to certain tax matters

23.2	Consent of Locke Lord LLP (included in Exhibit 5.1 hereto)

23.3	Consent of Locke Lord LLP (included in Exhibit 8.1 hereto)

________________
* Filed herewith.